LONGEVERON™

CELL-BASED THERAPIES



www.longeveron.com

Phase 2b Aging Frailty Trial

LONGEVERON
CELL-BASED THERAPIES

MCP-MOD for Change from Baseline in 6 Minute Walk Test (6MWT) Distance (m) at Day 180
Dose-Response Curve from the Best-Fitted Model
(Modified Intent-to-Treat Population)


Model
Adjusted P-value
Emax (ED50=65) 0.0266
Exponential (delta=10000) 0.0322
Linear 0.0321
Quadratic (delta=0.5) 0.0468
Sigmoid Emax (ED50=35,h=10) 0.0170
Response (Placebo-Subtracted)
80
60
40
20
0
0
50
100
150
200
Dose (Million Lomecel)
95% Confidence Interval
Model Mean
Observed Response